EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Fourth Quarter 2022 Financial Results and Declares Dividend

HONOLULU, Hawaii January 27, 2023--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended December 31, 2022.

“We are pleased to report that we closed 2022 with a solid fourth quarter,” said Bob Harrison, Chairman, President and CEO. “We saw continued earnings growth, driven by strong loan growth and excellent credit quality.”

On January 25, 2023, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on March 3, 2023, to stockholders of record at the close of business on February 17, 2023.

Additionally, the Company’s Board of Directors adopted a stock repurchase program for up to $40 million of its outstanding common stock during 2023.

Fourth Quarter 2022 Highlights:

●	Net income of $79.6 million, or $0.62 per diluted share
●	Total loans and leases increased $391.6 million versus prior quarter
●	Total deposits decreased $402.7 million versus prior quarter
●	Net interest margin increased 22 basis points to 3.15%
●	Recorded a $3.0 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.6 billion as of December 31, 2022, compared to $24.9 billion as of September 30, 2022.

Gross loans and leases were $14.1 billion as of December 31, 2022, an increase of $391.6 million, or 2.9%, from $13.7 billion as of September 30, 2022.

Total deposits were $21.7 billion as of December 31, 2022, a decrease of $402.7 million, or 1.8%, from $22.1 billion as of September 30, 2022.

Net Interest Income

Net interest income for the fourth quarter of 2022 was $171.8 million, an increase of $9.1 million, or 5.6%, compared to $162.7 million for the prior quarter.

The net interest margin was 3.15% in the fourth quarter of 2022, an increase of 22 basis points compared to 2.93% in the prior quarter.

Provision Expense

During the quarter ended December 31, 2022, we recorded a $3.0 million provision for credit losses. In the quarter ended September 30, 2022, we recorded a $3.2 million provision for credit losses.

Noninterest Income

Noninterest income was $48.2 million in the fourth quarter of 2022, an increase of $2.3 million compared to noninterest income of $45.9 million in the prior quarter.

Noninterest Expense

Noninterest expense was $113.9 million in the fourth quarter of 2022, an increase of $0.6 million compared to noninterest expense of $113.3 million in the prior quarter.

The efficiency ratio was 51.5% and 54.0% for the quarters ended December 31, 2022 and September 30, 2022, respectively.

Taxes

The effective tax rate was 22.8% and 25.0% for the quarters ended December 31, 2022 and September 30, 2022, respectively.

Asset Quality

The allowance for credit losses was $143.9 million, or 1.02% of total loans and leases, as of December 31, 2022, compared to $148.2 million, or 1.08% of total loans and leases, as of September 30, 2022. The reserve for unfunded commitments was $33.8 million as of December 31, 2022, compared to $30.1 million as of September 30, 2022. Net charge-offs were $3.5 million, or 0.10% of average loans and leases on an annualized basis for the quarter ended December 31, 2022, compared to net charge-offs of $2.8 million, or 0.08% of average loans and leases on an annualized basis, for the quarter ended September 30, 2022. Total non-performing assets were $12.0 million, or 0.09% of total loans and leases and other real estate owned, on December 31, 2022, compared to total non-performing assets of $8.4 million, or 0.06% of total loans and leases and other real estate owned, on September 30, 2022.

Capital

Total stockholders’ equity was $2.3 billion on December 31, 2022 compared to $2.2 billion on September 30, 2022.

The tier 1 leverage, common equity tier 1 and total capital ratios were 8.11%, 11.82% and 12.92%, respectively, on December 31, 2022, compared with 7.78%, 11.79% and 12.92%, respectively, on September 30, 2022.

The Company did not repurchase any shares in the fourth quarter.

As to the stock repurchase program approved for 2023, repurchases of shares of the Company’s common stock may be conducted through open-market purchases, which may include purchases under a trading plan adopted pursuant to Securities and Exchange Commission Rule 10b5-1, or through privately negotiated transactions. The timing and exact amount of share repurchases, if any, will be subject to management’s discretion and various factors, including the Company’s capital position and financial performance, as well as market conditions. The repurchase program may be suspended, terminated or modified at any time for any reason.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 8:00 a.m. Hawaii Time.

Please note that the process for accessing the conference call has changed. Participants will need to click on the registration link provided below, register for the conference call, and then you will receive the dial-in number and a personalized PIN code.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BI73d7abf351534972a54610116ab71617, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share data)	2022	2022	2021	2022	2021
Operating Results:
Net interest income	$171,794	$162,736	$137,327	$613,549	$530,559
Provision for credit losses	2,956	3,183	—	1,392	(39,000)
Noninterest income	48,151	45,857	41,573	179,525	184,916
Noninterest expense	113,922	113,332	108,749	440,471	405,479
Net income	79,588	69,018	57,022	265,685	265,735
Basic earnings per share	0.62	0.54	0.45	2.08	2.06
Diluted earnings per share	0.62	0.54	0.44	2.08	2.05
Dividends declared per share	0.26	0.26	0.26	1.04	1.04
Dividend payout ratio	41.94%	48.15%	59.09%	50.00%	50.73%
Performance Ratios(1):
Net interest margin	3.15%	2.93%	2.38%	2.78%	2.43%
Efficiency ratio	51.47%	53.98%	60.50%	55.20%	56.45%
Return on average total assets	1.28%	1.10%	0.88%	1.06%	1.09%
Return on average tangible assets (non-GAAP)(2)	1.34%	1.14%	0.92%	1.11%	1.13%
Return on average total stockholders' equity	14.27%	12.08%	8.46%	11.44%	9.81%
Return on average tangible stockholders' equity (non-GAAP)(2)	25.93%	21.53%	13.47%	20.03%	15.51%
Average Balances:
Average loans and leases	$13,876,136	$13,491,428	$12,814,316	$13,314,821	$13,034,295
Average earning assets	21,856,135	22,258,066	23,100,445	22,272,795	21,921,149
Average assets	24,575,648	24,957,042	25,650,505	24,964,422	24,426,258
Average deposits	21,725,177	22,148,039	22,246,577	22,058,497	21,011,587
Average stockholders' equity	2,213,030	2,267,152	2,675,513	2,321,606	2,708,370
Market Value Per Share:
Closing	26.04	24.63	27.33	26.04	27.33
High	27.16	28.14	30.14	31.16	30.80
Low	24.06	21.21	25.17	21.21	23.14

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share data)	2022	2022	2021
Balance Sheet Data:
Loans and leases	$14,092,012	$13,700,374	$12,961,999
Total assets	24,577,223	24,870,272	24,992,410
Total deposits	21,689,029	22,091,738	21,816,146
Short-term borrowings	75,000	—	—
Total stockholders' equity	2,269,005	2,200,651	2,656,912

Per Share of Common Stock:
Book value	$17.82	$17.28	$20.84
Tangible book value (non-GAAP)(2)	10.00	9.46	13.03

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.08%	0.06%	0.05%
Allowance for credit losses for loans and leases / total loans and leases	1.02%	1.08%	1.21%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	11.82%	11.79%	12.24%
Tier 1 Capital Ratio	11.82%	11.79%	12.24%
Total Capital Ratio	12.92%	12.92%	13.49%
Tier 1 Leverage Ratio	8.11%	7.78%	7.24%
Total stockholders' equity to total assets	9.23%	8.85%	10.63%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	5.40%	5.05%	6.92%

Non-Financial Data:
Number of branches	51	51	54
Number of ATMs	294	303	299
Number of Full-Time Equivalent Employees	2,063	2,042	2,036

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended December 31, 2022, September 30, 2022 and December 31, 2021.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Interest income
Loans and lease financing	$159,526	$134,646	$111,865	$509,820	$444,488
Available-for-sale investment securities	18,714	19,644	28,393	87,108	101,410
Held-to-maturity investment securities	19,137	17,950	—	55,376	—
Other	3,088	4,150	1,051	10,916	3,413
Total interest income	200,465	176,390	141,309	663,220	549,311
Interest expense
Deposits	28,202	13,653	3,216	49,201	13,853
Short-term and long-term borrowings	469	1	766	470	4,899
Total interest expense	28,671	13,654	3,982	49,671	18,752
Net interest income	171,794	162,736	137,327	613,549	530,559
Provision for credit losses	2,956	3,183	—	1,392	(39,000)
Net interest income after provision for credit losses	168,838	159,553	137,327	612,157	569,559
Noninterest income
Service charges on deposit accounts	7,376	7,089	7,171	28,809	27,510
Credit and debit card fees	16,376	17,746	16,266	66,028	63,580
Other service charges and fees	9,185	9,179	9,196	37,036	38,578
Trust and investment services income	9,023	9,800	8,895	36,465	34,719
Bank-owned life insurance	2,865	(341)	2,851	1,248	13,185
Investment securities gains, net	—	—	—	—	102
Other	3,326	2,384	(2,806)	9,939	7,242
Total noninterest income	48,151	45,857	41,573	179,525	184,916
Noninterest expense
Salaries and employee benefits	49,629	51,372	45,982	199,129	182,384
Contracted services and professional fees	17,638	16,625	14,603	70,027	63,349
Occupancy	8,175	8,115	8,074	31,034	29,348
Equipment	9,984	10,791	6,317	34,506	24,719
Regulatory assessment and fees	2,591	2,487	2,557	9,603	8,245
Advertising and marketing	2,072	1,902	1,579	7,996	6,108
Card rewards program	8,681	8,141	7,471	30,990	25,244
Other	15,152	13,899	22,166	57,186	66,082
Total noninterest expense	113,922	113,332	108,749	440,471	405,479
Income before provision for income taxes	103,067	92,078	70,151	351,211	348,996
Provision for income taxes	23,479	23,060	13,129	85,526	83,261
Net income	$79,588	$69,018	$57,022	$265,685	$265,735
Basic earnings per share	$0.62	$0.54	$0.45	$2.08	$2.06
Diluted earnings per share	$0.62	$0.54	$0.44	$2.08	$2.05
Basic weighted-average outstanding shares	127,356,795	127,377,713	127,893,011	127,489,889	128,963,131
Diluted weighted-average outstanding shares	127,894,773	127,796,617	128,512,257	127,981,699	129,537,922

Consolidated Balance Sheets	Table 3
	December 31,	September 30,	December 31,
(dollars in thousands)	2022	2022	2021
Assets
Cash and due from banks	$297,502	$291,360	$246,716
Interest-bearing deposits in other banks	229,122	657,574	1,011,753
Investment securities:
Available-for-sale, at fair value (amortized cost: $3,549,599 as of December 31, 2022, $3,673,396 as of September 30, 2022 and $8,560,733 as of December 31, 2021)	3,151,133	3,289,160	8,428,032
Held-to-maturity, at amortized cost (fair value: $3,814,822 as of December 31, 2022, $3,960,713 as of September 30, 2022 and nil as of December 31, 2021)	4,320,639	4,406,143	—
Loans held for sale	—	361	538
Loans and leases	14,092,012	13,700,374	12,961,999
Less: allowance for credit losses	143,900	148,163	157,262
Net loans and leases	13,948,112	13,552,211	12,804,737

Premises and equipment, net	280,355	299,179	318,448
Other real estate owned and repossessed personal property	91	139	175
Accrued interest receivable	78,194	68,545	63,158
Bank-owned life insurance	473,067	470,202	471,819
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	6,562	6,866	8,302
Other assets	796,954	833,040	643,240
Total assets	$24,577,223	$24,870,272	$24,992,410
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,824,383	$12,774,645	$12,422,283
Noninterest-bearing	8,864,646	9,317,093	9,393,863
Total deposits	21,689,029	22,091,738	21,816,146
Short-term borrowings	75,000	—	—
Retirement benefits payable	102,577	133,981	134,491
Other liabilities	441,612	443,902	384,861
Total liabilities	22,308,218	22,669,621	22,335,498

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,963,918 / 127,363,327 shares as of December 31, 2022, issued/outstanding: 140,958,520 / 127,357,680 shares as of September 30, 2022 and issued/outstanding: 140,581,715 / 127,502,472 shares as of December 31, 2021)	1,410	1,410	1,406
Additional paid-in capital	2,538,336	2,535,601	2,527,663
Retained earnings	736,544	690,433	604,534
Accumulated other comprehensive loss, net	(639,254)	(658,756)	(121,693)
Treasury stock (13,600,591 shares as of December 31, 2022, 13,600,840 shares as of September 30, 2022 and 13,079,243 shares as of December 31, 2021)	(368,031)	(368,037)	(354,998)
Total stockholders' equity	2,269,005	2,200,651	2,656,912
Total liabilities and stockholders' equity	$24,577,223	$24,870,272	$24,992,410

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2022			September 30, 2022			December 31, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$321.3	$2.9	3.64%	$724.0	$4.0	2.20%	$2,074.5	$0.8	0.15%
Available-for-Sale Investment Securities
Taxable	3,180.8	18.3	2.30	3,733.8	19.2	2.05	7,515.2	25.8	1.37
Non-Taxable	37.9	0.5	5.42	45.1	0.6	5.16	615.3	3.3	2.14
Held-to-Maturity Investment Securities
Taxable	3,754.9	15.8	1.69	3,573.6	14.6	1.64	—	—	—
Non-Taxable	613.4	4.2	2.69	613.6	4.2	2.72	—	—	—
Total Investment Securities	7,587.0	38.8	2.04	7,966.1	38.6	1.93	8,130.5	29.1	1.43
Loans Held for Sale	0.1	—	6.50	0.7	—	3.62	1.0	—	1.35
Loans and Leases(1)
Commercial and industrial	2,126.3	28.1	5.24	2,025.5	20.7	4.05	2,084.0	21.1	4.01
Commercial real estate	4,116.8	53.9	5.19	4,016.7	42.3	4.18	3,572.9	26.0	2.89
Construction	804.4	11.8	5.83	737.4	8.6	4.63	806.6	6.3	3.09
Residential:
Residential mortgage	4,280.6	38.1	3.56	4,224.0	36.4	3.45	4,014.9	34.9	3.48
Home equity line	1,029.7	8.1	3.10	991.1	7.2	2.87	864.4	5.5	2.52
Consumer	1,220.9	17.1	5.55	1,218.0	17.1	5.57	1,241.3	16.3	5.22
Lease financing	297.4	2.9	3.92	278.7	2.7	3.81	230.2	1.9	3.27
Total Loans and Leases	13,876.1	160.0	4.58	13,491.4	135.0	3.98	12,814.3	112.0	3.48
Other Earning Assets	71.6	0.2	0.80	75.9	0.1	0.69	80.1	0.3	1.27
Total Earning Assets(2)	21,856.1	201.9	3.67	22,258.1	177.7	3.18	23,100.4	142.2	2.45
Cash and Due from Banks	286.4			277.0			282.2
Other Assets	2,433.1			2,421.9			2,267.9
Total Assets	$24,575.6			$24,957.0			$25,650.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,455.5	$10.3	0.63%	$6,871.5	$6.7	0.39%	7,086.0	$0.8	0.04%
Money Market	4,012.9	9.8	0.97	4,086.1	4.8	0.47	4,048.3	0.5	0.05
Time	2,163.2	8.1	1.48	1,720.5	2.1	0.48	1,819.0	1.9	0.42
Total Interest-Bearing Deposits	12,631.6	28.2	0.89	12,678.1	13.6	0.43	12,953.3	3.2	0.10
Federal Funds Purchased	45.5	0.5	4.09	0.2	—	1.67	—	—	—
Long-Term Borrowings	—	—	—	—	—	—	110.9	0.8	2.74
Total Interest-Bearing Liabilities	12,677.1	28.7	0.90	12,678.3	13.6	0.43	13,064.2	4.0	0.12
Net Interest Income		$173.2			$164.1			$138.2
Interest Rate Spread			2.77%			2.75%			2.33%
Net Interest Margin			3.15%			2.93%			2.38%
Noninterest-Bearing Demand Deposits	9,093.6			9,469.9			9,293.3
Other Liabilities	591.9			541.6			617.5
Stockholders' Equity	2,213.0			2,267.2			2,675.5
Total Liabilities and Stockholders' Equity	$24,575.6			$24,957.0			$25,650.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.4 million, $1.3 million and $0.9 million for the three months ended December 31, 2022, September 30, 2022, and December 31, 2021, respectively.

Average Balances and Interest Rates						Table 5
	Year Ended			Year Ended
	December 31, 2022			December 31, 2021
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$867.6	$10.3	1.19%	$1,723.0	$2.3	0.14%
Available-for-Sale Investment Securities
Taxable	4,650.1	83.2	1.79	6,608.9	93.3	1.41
Non-Taxable	180.0	4.9	2.74	481.9	10.2	2.12
Held-to-Maturity Investment Securities
Taxable	2,728.2	45.5	1.67	—	—	—
Non-Taxable	460.6	12.5	2.71	—	—	—
Total Investment Securities	8,018.9	146.1	1.82	7,090.8	103.5	1.46
Loans Held for Sale	0.6	—	3.14	3.6	0.1	2.24
Loans and Leases(1)
Commercial and industrial	2,019.5	78.4	3.88	2,586.8	82.2	3.18
Commercial real estate	3,895.3	153.2	3.93	3,456.7	101.6	2.94
Construction	755.0	32.5	4.30	804.5	25.4	3.16
Residential:
Residential mortgage	4,200.2	145.5	3.46	3,836.6	138.3	3.60
Home equity line	965.0	26.5	2.75	834.3	22.2	2.66
Consumer	1,218.9	65.3	5.35	1,275.5	67.8	5.31
Lease financing	260.9	9.7	3.69	239.9	7.6	3.14
Total Loans and Leases	13,314.8	511.1	3.84	13,034.3	445.1	3.42
Other Earning Assets	70.9	0.6	0.89	69.4	1.1	1.54
Total Earning Assets(2)	22,272.8	668.1	3.00	21,921.1	552.1	2.52
Cash and Due from Banks	289.0			289.3
Other Assets	2,402.6			2,215.9
Total Assets	$24,964.4			$24,426.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,741.5	$19.2	0.29%	$6,581.1	$2.5	0.04%
Money Market	4,068.8	16.6	0.41	3,831.4	2.1	0.05
Time	1,826.7	13.4	0.73	2,005.0	9.3	0.47
Total Interest-Bearing Deposits	12,637.0	49.2	0.39	12,417.5	13.9	0.11
Federal Funds Purchased	11.5	0.5	4.08	—	—	—
Long-Term Borrowings	—	—	—	177.5	4.9	2.76
Total Interest-Bearing Liabilities	12,648.5	49.7	0.39	12,595.0	18.8	0.15
Net Interest Income		$618.4			$533.3
Interest Rate Spread			2.61%			2.37%
Net Interest Margin			2.78%			2.43%
Noninterest-Bearing Demand Deposits	9,421.5			8,594.1
Other Liabilities	572.8			528.8
Stockholders' Equity	2,321.6			2,708.4
Total Liabilities and Stockholders' Equity	$24,964.4			$24,426.3

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $4.9 million and $2.8 million for the year ended December 31, 2022 and 2021, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended December 31, 2022
	Compared to September 30, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(2.9)	$1.8	$(1.1)
Available-for-Sale Investment Securities
Taxable	(3.0)	2.1	(0.9)
Non-Taxable	(0.1)	—	(0.1)
Held-to-Maturity Investment Securities
Taxable	0.8	0.4	1.2
Total Investment Securities	(2.3)	2.5	0.2
Loans and Leases
Commercial and industrial	1.1	6.3	7.4
Commercial real estate	1.1	10.5	11.6
Construction	0.8	2.4	3.2
Residential:
Residential mortgage	0.5	1.2	1.7
Home equity line	0.3	0.6	0.9
Lease financing	0.2	—	0.2
Total Loans and Leases	4.0	21.0	25.0
Other Earning Assets	—	0.1	0.1
Total Change in Interest Income	(1.2)	25.4	24.2

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.4)	4.0	3.6
Money Market	(0.1)	5.1	5.0
Time	0.7	5.3	6.0
Total Interest-Bearing Deposits	0.2	14.4	14.6
Federal Funds Purchased	0.5	—	0.5
Total Change in Interest Expense	0.7	14.4	15.1
Change in Net Interest Income	$(1.9)	$11.0	$9.1

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended December 31, 2022
	Compared to December 31, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.2)	$3.3	$2.1
Available-for-Sale Investment Securities
Taxable	(19.5)	12.0	(7.5)
Non-Taxable	(4.9)	2.1	(2.8)
Held-to-Maturity Investment Securities
Taxable	15.8	—	15.8
Non-Taxable	4.2	—	4.2
Total Investment Securities	(4.4)	14.1	9.7
Loans and Leases
Commercial and industrial	0.4	6.6	7.0
Commercial real estate	4.5	23.4	27.9
Construction	—	5.5	5.5
Residential:
Residential mortgage	2.3	0.9	3.2
Home equity line	1.2	1.4	2.6
Consumer	(0.2)	1.0	0.8
Lease financing	0.6	0.4	1.0
Total Loans and Leases	8.8	39.2	48.0
Other Earning Assets	—	(0.1)	(0.1)
Total Change in Interest Income	3.2	56.5	59.7

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.1)	9.6	9.5
Money Market	—	9.3	9.3
Time	0.5	5.7	6.2
Total Interest-Bearing Deposits	0.4	24.6	25.0
Federal Funds Purchased	0.5	—	0.5
Long-Term Borrowings	(0.4)	(0.4)	(0.8)
Total Change in Interest Expense	0.5	24.2	24.7
Change in Net Interest Income	$2.7	$32.3	$35.0

Analysis of Change in Net Interest Income			Table 8
	Year Ended December 31, 2022
	Compared to December 31, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.7)	$9.7	$8.0
Available-for-Sale Investment Securities
Taxable	(31.6)	21.5	(10.1)
Non-Taxable	(7.7)	2.4	(5.3)
Held-to-Maturity Investment Securities
Taxable	45.5	—	45.5
Non-Taxable	12.5	—	12.5
Total Investment Securities	18.7	23.9	42.6
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(20.0)	16.2	(3.8)
Commercial real estate	14.1	37.5	51.6
Construction	(1.6)	8.7	7.1
Residential:
Residential mortgage	12.7	(5.5)	7.2
Home equity line	3.5	0.8	4.3
Consumer	(3.0)	0.5	(2.5)
Lease financing	0.7	1.4	2.1
Total Loans and Leases	6.4	59.6	66.0
Other Earning Assets	—	(0.5)	(0.5)
Total Change in Interest Income	23.3	92.7	116.0

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	16.7	16.7
Money Market	0.1	14.4	14.5
Time	(0.8)	4.9	4.1
Total Interest-Bearing Deposits	(0.7)	36.0	35.3
Federal Funds Purchased	0.5	—	0.5
Long-Term Borrowings	(2.5)	(2.4)	(4.9)
Total Change in Interest Expense	(2.7)	33.6	30.9
Change in Net Interest Income	$26.0	$59.1	$85.1

Loans and Leases			Table 9
	December 31,	September 30,	December 31,
(dollars in thousands)	2022	2022	2021
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$2,217,604	$2,017,095	$1,870,657
Paycheck Protection Program loans	18,293	26,712	216,442
Total commercial and industrial	2,235,897	2,043,807	2,087,099
Commercial real estate	4,132,309	4,103,310	3,639,623
Construction	844,643	765,862	813,969
Residential:
Residential mortgage	4,302,788	4,252,041	4,083,367
Home equity line	1,055,351	1,010,631	876,608
Total residential	5,358,139	5,262,672	4,959,975
Consumer	1,222,934	1,218,885	1,229,939
Lease financing	298,090	305,838	231,394
Total loans and leases	$14,092,012	$13,700,374	$12,961,999

Deposits			Table 10
	December 31,	September 30,	December 31,
(dollars in thousands)	2022	2022	2021
Demand	$8,864,646	$9,317,093	$9,393,863
Savings	6,382,910	6,724,783	6,612,775
Money Market	3,965,423	4,150,940	4,033,070
Time	2,476,050	1,898,922	1,776,438
Total Deposits	$21,689,029	$22,091,738	$21,816,146

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 11
	December 31,	September 30,	December 31,
(dollars in thousands)	2022	2022	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,215	$1,528	$718
Commercial real estate	727	727	727
Total Commercial Loans	1,942	2,255	1,445
Residential Loans:
Residential mortgage	6,166	6,028	5,637
Home equity line	3,797	—	—
Total Residential Loans	9,963	6,028	5,637
Total Non-Accrual Loans and Leases	11,905	8,283	7,082
Other Real Estate Owned	91	139	175
Total Non-Performing Assets	$11,996	$8,422	$7,257

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$291	$1,445	$740
Construction	—	390	—
Total Commercial Loans	291	1,835	740
Residential Loans:
Residential mortgage	58	—	987
Home equity line	—	1,832	3,681
Total Residential Loans	58	1,832	4,668
Consumer	2,885	1,976	1,800
Total Accruing Loans and Leases Past Due 90 Days or More	$3,234	$5,643	$7,208

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$25,399	$27,342	$34,893
Total Loans and Leases	$14,092,012	$13,700,374	$12,961,999

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(dollars in thousands)	2022	2022	2021	2022	2021
Balance at Beginning of Period	$178,304	$177,900	$193,768	187,584	239,057
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(735)	(328)	(4,432)	(2,012)	(5,949)
Commercial real estate	—	(750)	—	(750)	(66)
Total Commercial Loans	(735)	(1,078)	(4,432)	(2,762)	(6,015)
Residential Loans:
Residential mortgage	(102)	(1)	(534)	(103)	(632)
Home equity line	(12)	—	(107)	(1,175)	(342)
Total Residential Loans	(114)	(1)	(641)	(1,278)	(974)
Consumer	(5,094)	(3,986)	(3,250)	(16,848)	(16,634)
Total Loans and Leases Charged-Off	(5,943)	(5,065)	(8,323)	(20,888)	(23,623)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	303	240	244	897	867
Commercial real estate	—	—	9	14	39
Construction	—	—	100	—	266
Lease financing	—	—	—	60	—
Total Commercial Loans	303	240	353	971	1,172
Residential Loans:
Residential mortgage	173	37	15	418	261
Home equity line	138	356	28	713	117
Total Residential Loans	311	393	43	1,131	378
Consumer	1,804	1,653	1,743	7,545	9,600
Total Recoveries on Loans and Leases Previously Charged-Off	2,418	2,286	2,139	9,647	11,150
Net Loans and Leases Charged-Off	(3,525)	(2,779)	(6,184)	(11,241)	(12,473)
Provision for Credit Losses	2,956	3,183	—	1,392	(39,000)
Balance at End of Period	$177,735	$178,304	$187,584	$177,735	$187,584
Components:
Allowance for Credit Losses	$143,900	$148,163	$157,262	$143,900	$157,262
Reserve for Unfunded Commitments	33,835	30,141	30,322	33,835	30,322
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$177,735	$178,304	$187,584	$177,735	$187,584
Average Loans and Leases Outstanding	$13,876,136	$13,491,428	$12,814,316	$13,314,821	$13,034,295
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.10%	0.08%	0.19%	0.08%	0.10%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.02%	1.08%	1.21%	1.02%	1.21%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	12.09x	17.89x	22.21x	12.09x	22.21x

(1)	Annualized for the three months ended December 31, 2022, September 30, 2022 and December 31, 2021.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$359,881	$422,567	$54,656	$170,222	$51,476	$137,257	$894,384	$15,715	$2,106,158
Special Mention	2,059	240	1,371	2,643	184	1,431	22,897	378	31,203
Substandard	625	289	1,117	1,092	668	885	14,733	65	19,474
Other (1)	17,679	7,721	4,329	3,965	1,881	1,167	42,320	—	79,062
Total Commercial and Industrial	380,244	430,817	61,473	177,922	54,209	140,740	974,334	16,158	2,235,897

Commercial Real Estate
Risk rating:
Pass	889,583	695,882	319,838	565,587	395,474	1,173,163	48,081	—	4,087,608
Special Mention	170	—	555	14,878	512	11,398	675	—	28,188
Substandard	—	—	173	—	1,704	14,485	—	—	16,362
Other (1)	—	—	—	—	—	151	—	—	151
Total Commercial Real Estate	889,753	695,882	320,566	580,465	397,690	1,199,197	48,756	—	4,132,309

Construction
Risk rating:
Pass	124,464	261,536	96,423	97,000	88,973	84,704	25,957	—	779,057
Special Mention	—	—	—	221	—	—	—	—	221
Substandard	—	—	—	—	21	490	—	—	511
Other (1)	29,694	21,339	4,686	2,201	3,784	2,196	954	—	64,854
Total Construction	154,158	282,875	101,109	99,422	92,778	87,390	26,911	—	844,643

Lease Financing
Risk rating:
Pass	113,563	24,052	43,497	37,502	6,004	67,687	—	—	292,305
Special Mention	—	411	2,498	1,299	—	—	—	—	4,208
Substandard	—	—	197	12	11	1,357	—	—	1,577
Total Lease Financing	113,563	24,463	46,192	38,813	6,015	69,044	—	—	298,090

Total Commercial Lending	$1,537,718	$1,434,037	$529,340	$896,622	$550,692	$1,496,371	$1,050,001	$16,158	$7,510,939

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$557,636	$1,064,444	$560,463	$245,241	$165,258	$920,100	$—	$—	$3,513,142
680 - 739	73,929	112,672	82,416	40,355	22,126	130,508	—	—	462,006
620 - 679	12,320	13,804	9,881	3,649	3,054	35,441	—	—	78,149
550 - 619	2,455	2,246	1,791	263	601	6,955	—	—	14,311
Less than 550	—	1,321	367	—	966	5,304	—	—	7,958
No Score (3)	22,289	14,671	6,820	10,599	15,921	47,245	—	—	117,545
Other (2)	18,970	18,211	15,287	9,201	9,124	29,128	9,202	554	109,677
Total Residential Mortgage	687,599	1,227,369	677,025	309,308	217,050	1,174,681	9,202	554	4,302,788

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	817,123	2,059	819,182
680 - 739	—	—	—	—	—	—	171,117	2,714	173,831
620 - 679	—	—	—	—	—	—	45,368	2,100	47,468
550 - 619	—	—	—	—	—	—	7,485	1,029	8,514
Less than 550	—	—	—	—	—	—	1,151	481	1,632
No Score (3)	—	—	—	—	—	—	4,724	—	4,724
Total Home Equity Line	—	—	—	—	—	—	1,046,968	8,383	1,055,351
Total Residential Lending	687,599	1,227,369	677,025	309,308	217,050	1,174,681	1,056,170	8,937	5,358,139

Consumer Lending
FICO:
740 and greater	200,887	111,047	53,534	43,912	24,951	8,432	125,126	185	568,074
680 - 739	99,787	67,140	37,260	31,751	15,874	7,665	72,101	514	332,092
620 - 679	25,949	29,587	14,226	16,872	9,672	6,488	31,854	937	135,585
550 - 619	3,017	5,475	5,226	8,056	5,396	3,924	11,269	854	43,217
Less than 550	656	1,351	2,286	3,779	1,869	1,593	3,541	443	15,518
No Score (3)	3,205	258	—	51	24	29	38,805	227	42,599
Other (2)	1,615	4,082	353	1,368	—	—	78,430	1	85,849
Total Consumer Lending	335,116	218,940	112,885	105,789	57,786	28,131	361,126	3,161	1,222,934

Total Loans and Leases	$2,560,433	$2,880,346	$1,319,250	$1,311,719	$825,528	$2,699,183	$2,467,297	$28,256	$14,092,012

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Income Statement Data:
Net income	$79,588	$69,018	$57,022	$265,685	$265,735

Average total stockholders' equity	$2,213,030	$2,267,152	$2,675,513	$2,321,606	$2,708,370
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,217,538	$1,271,660	$1,680,021	$1,326,114	$1,712,878

Average total assets	$24,575,648	$24,957,042	$25,650,505	$24,964,422	$24,426,258
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$23,580,156	$23,961,550	$24,655,013	$23,968,930	$23,430,766

Return on average total stockholders' equity(1)	14.27%	12.08%	8.46%	11.44%	9.81%
Return on average tangible stockholders' equity (non-GAAP)(1)	25.93%	21.53%	13.47%	20.03%	15.51%

Return on average total assets(1)	1.28%	1.10%	0.88%	1.06%	1.09%
Return on average tangible assets (non-GAAP)(1)	1.34%	1.14%	0.92%	1.11%	1.13%

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share amounts)	2022	2022	2021
Balance Sheet Data:
Total stockholders' equity	$2,269,005	$2,200,651	$2,656,912
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,273,513	$1,205,159	$1,661,420

Total assets	$24,577,223	$24,870,272	$24,992,410
Less: goodwill	995,492	995,492	995,492
Tangible assets	$23,581,731	$23,874,780	$23,996,918

Shares outstanding	127,363,327	127,357,680	127,502,472

Total stockholders' equity to total assets	9.23%	8.85%	10.63%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.40%	5.05%	6.92%

Book value per share	$17.82	$17.28	$20.84
Tangible book value per share (non-GAAP)	$10.00	$9.46	$13.03

(1)	Annualized for the three months ended December 31, 2022, September 30, 2022 and December 31, 2021.